AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 2nd Quarter 2015

For the periods ended June 30, 2015, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 60, 72, 82, 46, 55, and 46 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 50, 50, 38, 2, 11, and 2 basis points, respectively as shown below.

Performance for periods ended June 30, 2015 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(1.08%)	0.62%	2.68%	2.29%	3.90%	4.90%
HIT Total Net Rate of Return	(1.18%)	0.40%	2.24%	1.85%	3.46%	4.46%
Barclays Capital Aggregate Bond Index	(1.68%)	(0.10%)	1.86%	1.83%	3.35%	4.44%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT’s strategy of managing a portfolio with higher yield, higher credit quality, and slightly shorter duration relative to the benchmark has paid off this year. Global economic and market factors remain uneven. Relatively healthy growth in the U.S. is in contrast to contractions in many developing economies, and there are concerns about the crisis in Greece and a slowing economy in China. Volatility in bond and equity markets has spiked as a result of these factors and the uncertainty over the exact timing of Federal Funds rate increases by the Federal Open Market Committee. With these conflicting forces, U.S. interest rates were volatile through mid-year.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector of the index, with excess returns of -87 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.9% of the index as of June 30, 2015.

●	The HIT’s relative short duration as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 9, 28, 43, and 59 bps, respectively.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 0, -28, -76, and -74 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to 71% for the Barclays Aggregate at the end of June.

Negative impacts to the HIT’s performance included:

●
Weak performance by agency multifamily mortgage-backed securities as spreads to Treasuries widened. FHA/Ginnie Mae multifamily permanent spreads increased by 14 bps and construction/permanent loan certificates spreads increased by 11 bps. Fannie Mae DUS spreads also widened across all structures. The benchmark Fannie Mae 10/9.5 and intermediate 7/6.5 spreads increased by 8 and 1 bps, respectively. The HIT had 21.3% invested in DUS securities of various structures at the end of June. Mitigating this impact to

AFL-CIO HOUSING INVESTMENT TRUST                                                                             2015 Q2 Highlights

some extent was the reduction in price compression for premium assets as a result of higher interest rates during the quarter.

●
Good performance by agency fixed rate single family mortgage-backed securities (RMBS), the best performing major sector in the index with excess returns of 5 bps.  The HIT is underweight RMBS with a 26.9% allocation versus 28.1% in the index.  The portfolio’s agency floating-rate securities, which outperform in a rising rate environment, mitigated the adverse impact.

In this volatile market environment, fixed-income remains an important asset class for diversified portfolios. Low inflation expectations in the U.S. and globally, as well as geopolitical risks, will likely continue to attract capital to the safety of U.S. agency and government-backed securities. The HIT can continue to meet the needs of long-term investors seeking income, high credit quality, and diversification.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.58%	0	5.61
Agencies	-0.59%	19	4.11
Single family agency MBS (RMBS)	-0.74%	5	4.61
Corporates	-3.16%	-87	7.11
Commercial MBS (CMBS)	-1.06%	-31	4.61
Asset-backed securities (ABS)	0.17%	21	2.46
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	3/31/15	6/30/2015	Change
3 Month	0.023%	0.008%	-0.015%
6 Month	0.135%	0.114%	-0.020%
1 Year	0.232%	0.267%	0.036%
2 Year	0.557%	0.645%	0.088%
3 Year	0.880%	1.005%	0.125%
5 Year	1.371%	1.649%	0.278%
7 Year	1.708%	2.080%	0.372%
10 Year	1.924%	2.354%	0.430%
30 Year	2.537%	3.124%	0.587%
       Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                                                                             2015 Q2 Highlights

Portfolio Data as of June 30, 2015

Net Assets	$5,059,723,895
Portfolio Effective Duration	5.199 years
Portfolio Average Coupon	3.35%
Portfolio Current Yield	3.33%
Portfolio Yield to Worst	2.61%
Convexity	0.086
Maturity	9.186 years
Average Price	103.63
Number of Holdings	933

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	57.87%
Agency Single-Family MBS	26.85%
U.S. Treasury	9.05%
AAA Private-Label CMBS	2.74%
Cash & Short-Term Securities	3.49%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	26.85%
CMBS – Agency Multifamily*	53.73%
U.S. Treasury Notes/Bonds	9.05%
State Housing Permanent Bonds	5.33%
State Housing Construction Bonds	1.40%
Direct Construction Loan	0.15%
Cash & Short-Term Securities	3.49%
               * Includes multifamily MBS (46.68%), AAA Private-Label CMBS (2.74%), and multifamily Construction MBS (4.31%).

Geographical Distribution of Long-Term Portfolio:2

West	8.08%
Midwest	15.39%
South	3.72%
East	20.12%
National Mortgage Pools	52.69%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                             2015 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	3.49%	5-5.99 years	10.32%
0-0.99 years	10.76%	6-6.99 years	7.42%
1-1.99 years	7.60%	7-7.99 years	6.57%
2-2.99 years	11.18%	8-8.99 years	11.02%
3-3.99 years	10.40%	9-9.99 years	4.69%
4-4.99 years	10.13%	Over 10 years	6.42%

Maturity Distribution (based on average life):

0 – 1 year	6.11%
1 – 2.99 years	14.78%
3 – 4.99 years	23.38%
5 – 6.99 years	20.95%
7 – 9.99 years	20.03%
10 – 19.99 years	11.45%
Greater than 20 years	3.32%

Quality Distribution: 3

U.S. Government or Agency	88.23%
AAA	3.25%
AA	4.00%
A	0.88%
Not Rated	0.15%
Cash	3.49%

Bond Sector Distribution: 3,4

MBS	90.62%
Treasury	9.38%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.